SIXTH AMENDMENT TO WAREHOUSING CREDIT
AND SECURITY AGREEMENT

SIXTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of April 15, 2005, between MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability company (“MuniMae”), MUNIMAE TEI HOLDINGS, LLC, a Maryland limited liability company (“MTEI”), MMA MORTGAGE INVESTMENT CORPORATION, a Florida corporation, f/k/a MIDLAND MORTGAGE INVESTMENT CORPORATION (“MMA Investment”), MMA CONSTRUCTION FINANCE, LLC fka MUNIMAE MIDLAND CONSTRUCTION FINANCE, LLC, a Maryland limited liability company (“MMA Construction”), and MMA CAPITAL CORPORATION, a Michigan corporation f/k/a MIDLAND CAPITAL CORPORATION (“MMA Capital”) (MuniMae, MTEI, MMA Investment, MMA Construction and MMA Capital, collectively, “Borrower”) and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (“Lender”).

A.	Borrower and Lender have entered into a revolving mortgage warehousing facility with a present Warehousing Commitment Amount of $200,000,000 which is evidenced by a Warehousing Promissory Note (“Note”), and by a Warehousing Credit and Security Agreement dated as of May 23, 2003 (as the same may have been and may be amended or supplemented, the “Agreement”).

B.	Borrower and Lender have agreed to amend the Agreement, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1.	Subject to Borrower’s satisfaction of the conditions set forth in Section 12, the effective date of this Amendment is April 20, 2005 (“Effective Date”).

2.	Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation.” Unless the context in which it is used otherwise clearly requires, the word “or” has the inclusive meaning represented by the phrase “and/or.” References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

3.	The Agreement and each and every other Loan Document is hereby amended to read and reflect that Midland Mortgage Investment Corporation, one of the Borrowers, has changed its legal name to MMA Mortgage Investment Corporation, a Florida corporation, pursuant to the Articles of Amendment to the Articles of Incorporation dated January 10, 2005, filed on January 11, 2005 with the Florida Department of State, Document Number F96680.

4.	The Agreement and each and every other Loan Document is hereby amended to read and reflect that the identifying term “Midland Mortgage” set forth in the first paragraph of the Agreement for the Borrower now known as MMA Mortgage Investment Corporation is changed to “MMA Investment.”

5.	The Agreement and each and every other Loan Document is hereby amended to read and reflect that the identifying term “MMA” set forth in the first paragraph of the Agreement for the Borrower known as Municipal Mortgage & Equity, LLC is changed to “MuniMae.”

6.	Article 1 of the Agreement is amended and restated in its entirety as set forth in Article 1 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 1 (including each and every Section in Article 1) are deemed to refer to the new Article 1.

7.	Article 3 of the Agreement is amended and restated in its entirety as set forth in Article 3 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 3 (including each and every Section in Article 3) are deemed to refer to the new Article 3.

8.	Article 4 of the Agreement is amended and restated in its entirety as set forth in Article 4 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 4 (including each and every Section in Article 4) are deemed to refer to the new Article 4.

9.	Article 12 of the Agreement is amended and restated in its entirety as set forth in Article 12 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 12 (including each and every Section in Article 12) are deemed to refer to the new Article 12.

10.	Exhibit H to the Agreement is amended and restated in its entirety as set forth in Exhibit H to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit H are deemed to refer to the new Exhibit H.

11.	Borrowers have paid all Non-Usage Fees (as defined in the Agreement prior to giving effect to this Amendment) which have accrued and remain unpaid as of the Effective Date, it being understood that no Non-Usage Fees will accrue or be payable for any period after the Effective Date.

12.	Borrower must deliver to Lender two executed copies of this Amendment.

13.	Borrower represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, as modified by this Amendment, (c) Lender is not in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (d) except for changes permitted by the terms of the Agreement, Borrower’s representations and warranties contained in the Loan Documents are true, accurate and complete in all respects as of the Effective Date and (e) there has been no material adverse change in Borrower’s financial condition from the date of the Agreement to the Effective Date.

14.	Except as expressly modified, the Agreement is unchanged and remains in full force and effect, and Borrower ratifies and reaffirms all of its obligations under the Agreement and the other Loan Documents.

15.	This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability company

By:	/s/ Sheila Gibson

Its:	Senior Vice President

MUNIMAE TEI HOLDINGS, LLC, a Maryland limited liability company

By:	Municipal Mortgage & Equity, LLC, a Delaware limited liability company
Its:	Sole Member
	By:	/s/ Sheila Gibson

	Its:	Senior Vice President

MMA MORTGAGE INVESTMENT CORPORATION, a Florida corporation, f/k/a MIDLAND MORTGAGE INVESTMENT CORPORATION

By:	/s/ Sheila Gibson

Its:	Senior Vice President

MMA CONSTRUCTION FINANCE, LLC, a Maryland limited liability company

By:	MuniMae Investment Services Corporation, a Maryland corporation
Its:	Sole Member
	By:	/s/ Sheila Gibson

	Its:	Senior Vice President

MMA CAPITAL CORPORATION, a Michigan corporation

By:	/s/ Sheila Gibson

Its:	Senior Vice President

RESIDENTIAL FUNDING CORPORATION, a Delaware corporation

By:	/s/ Perry Rogers

Its:	Director